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                                                                EXHIBIT NO. 10.7


                        FISHER BUSINESS SYSTEMS, INC.

                ---------------------------------------------

                           NOTE PURCHASE AGREEMENT
                ---------------------------------------------

                                    $______

             7.0% Convertible Promissory Note Due January 15, 1998


                                                       Dated as of _______, 199_


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--------------------------------
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Dear _________:

         FISHER BUSINESS SYSTEMS, INC., a Georgia corporation (together with its successors and assigns, the "Company"), hereby agrees with you as follows:

         1. PURCHASE AND SALE OF NOTE. The Company hereby agrees to sell to you and you hereby agree to purchase from the Company, in accordance with the provisions hereof, its convertible promissory note in the principal amount of ____________________ Dollars ($______), due January 15, 1998 (the "Note"). The
Note will:

               (c) bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance thereof from the date of such Note at the rate of seven percent (7.0%) per annum, until the principal amount thereof shall be due and payable, payable in arrears on the first day of each calendar quarter;

               (d) bear interest, payable on demand, on any overdue principal at a rate equal to twelve percent (12%) per annum;

               (e)   mature on January 15, 1998;

               (f) be convertible into shares of Common Stock of the Company as set forth in Section 2 hereof; and

               (g)   be in the form of the Note set out in Exhibit A hereto.

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         2.    CONVERSION OF NOTE.

               (h) CONVERSION PRIVILEGE; CONVERSION PRICE. Subject to and upon compliance with the provisions of this Section 2, at the option of the holder thereof, the Note or any portion of the principal amount thereof that is $1,000 or an integral multiple of $1,000 may, on or after January 15, 1996, but in no event later than the close of business on January 15, 1998, be converted at the principal amount thereof plus accrued interest thereon, or of such portion thereof, into fully paid and non-assessable shares (calculated as to each conversion to the nearest one-hundredth of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $1.00 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in Section 2(d). The number of shares of Common Stock issuable upon conversion of the Note shall be determined by dividing the amount of principal and interest on the Note to be converted by the Conversion Price in effect on the conversion date and rounding the result to the nearest 1/100 share. The conversion date shall be the date on which the Company receives the Note accompanied by a notice of conversion, pursuant to Section 2(b) below.

               (i) MANNER OF EXERCISING CONVERSION PRIVILEGE. In order to exercise the conversion privilege, the holder of the Note shall surrender the Note with the conversion notice to the Company at its principal office. Such notice shall state the amount of principal and interest to be converted and the name or names (with address and taxpayer identification number) in which the certificate or certificates for shares of Common Stock that shall be issuable on such conversion shall be issued. As promptly as practicable after the receipt of such notice and the surrender of the Note as aforesaid, the Company shall issue and shall deliver to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of the Note (or specified portion thereof), and provision shall be made in respect of any fraction of a share, as provided in
Section 2(c). Such conversion shall be deemed to have been effected immediately before the close of business on the date on which such notice shall have been received by the Company and the Note shall have been surrendered as aforesaid, and at such time the rights of the holder of the Note as such Noteholder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

               (j) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Note. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of the Note (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the market value of such fractional share computed on the basis of a price of $1.00 per share.

               (k) ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be adjusted from time to time as follows:

                     (i) If the Company shall (A) pay a dividend or make a distribution in shares of its capital stock (whether shares of Common Stock or of capital stock or any other class), to all the holders of its Common Stock,
(B) subdivide its outstanding shares of Common Stock into a greater number of shares, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the





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holder of the Note thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company that he would have owned immediately following such action had such Note been converted immediately prior thereto. An adjustment made pursuant to this subsection (i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                     (ii) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease at least equal to one percent of such price; however, any adjustments that by reason of this subsection (ii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 2(d) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

               (l) COMPANY TO PROVIDE STOCK. The Company shall at all times reserve and keep available, free from pre-emptive rights out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Note, the full number of shares of Common Stock then issuable upon the conversion of the Note.

               (m) RECLASSIFICATION, MERGER OR CONSOLIDATION. In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and that does not result in any reclassification or change of outstanding shares of Common Stock) or in case of any sale, lease, or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall provide that the holder of the Note shall have the right thereafter to convert the Note into the kind and amount of shares of stock and other securities and property (including cash) or any combination thereof receivable upon such reclassification, change, consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock of the Company into which such Note might have been converted immediately prior to such reclassification, change, consolidation, merger, sale, lease or conveyance.

         3. WARRANTIES AND REPRESENTATIONS. You acknowledge that neither the Note nor the shares of Common Stock issuable upon the conversion thereof have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state, in reliance upon exemptions from registration contained in the 1933 Act and any state securities laws and that the Company's reliance upon such exemption is based in part upon your representations, warranties and agreements contained in this Agreement. To induce the Company to enter into this Agreement and to issue the Note (and the shares of Common Stock, if converted), you warrant and represent, as of the date hereof, as follows:

               (a) You are purchasing the Note for your own account, with the intention of holding the Note for investment, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Note; and you shall not make any sale, transfer or other disposition of the Note or the shares of Common Stock issuable upon the conversion thereof (the "Common Shares") without registration under the 1933 Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.





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               (b)   Except as otherwise noted, you and/or your purchaser
representative has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Note.

               (c) You have received and read the Private Placement Memorandum dated December 18, 1995 (the "Memorandum") and understand the information contained therein including the risks of, and other considerations relating to, the purchase of the Note, including the risks set forth in the Memorandum under "Risk Factors."

               (d) You have been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of the information contained in the Memorandum or such other information as you desired in order to evaluate the investment.

               (e) You have made an independent evaluation of the merits of the investment and acknowledge the high risk nature of the investment.

               (f) You are not purchasing the Note as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to you in connection with investments in securities generally.

               (g) You have carefully read this Agreement and, to the extent believed necessary, have discussed the representations, warranties and agreements which you make by signing it and the applicable limitations upon your resale of the Notes and the Common Shares with your counsel.

               (h) You understand that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Notes for investment, or any recommendation or endorsement of the offering of the Notes, and you must forego the security, if any, such a review would provide.

               (i) Your overall commitment to investments which are not readily marketable is not disproportionate to your net worth, and your investment in the Notes will not cause such overall commitment to become excessive.

               (j) You have adequate means of providing for your current needs and personal and family contingencies, have no need for liquidity in your investment in the Notes, and at the present time, could afford a complete loss of such investment.

               (k) The address shown under your signature at the end of this Agreement is your principal residence if you are an individual or your principal business address if a corporation or other entity.

               (l) You have accurately completed the Qualified Purchaser Questionnaire attached hereto and have executed such Questionnaire, and any applicable exhibits thereto, where required.

               (m) You acknowledge that, if you are a Florida resident, you have been informed and recognize that (a) the securities have not been registered under the Florida Securities Act, and (b) under Section 517.061(11) of the Florida Securities Act, you may void the sale of the Notes within three
(3)





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days after the tender of this Agreement and payment hereunder to the Company, any agent of the Company or an escrow agent.

         4.    INCIDENTAL REGISTRATION.

               (a) If, at any time after January 15, 1996 the Company proposes to register any of its equity securities under the 1933 Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of the Common Shares for sale to the public under the 1933 Act, it will give prompt written notice to you of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including the date by which you must give notice hereunder of your intention to exercise your right to include Common Shares in any such registration), and upon the written request of you delivered to the Company within 10 business days after the giving of any such notice (which request shall specify the Common Shares intended to be disposed of by you and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the 1933 Act of all Common Shares which you have so requested to be registered to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Common Shares so to be registered, provided that:

                          (i) if, at any time after giving such written notice of your intention to register any of your securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to you and thereupon shall be relieved of its obligation to register any Common Shares in connection with such registration;

                         (ii) if (A) the registration so proposed by the Company involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (B) the Company proposes that the securities to be registered in such underwritten offering will include all of the Common Shares requested to be so included, and (C) the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of such Common Shares concurrently with the securities being distributed by such underwriters will materially and adversely affect the distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish you with a copy of such opinion and may require, by written notice to you accompanying such opinion, that all or a specified portion of such Common Shares be excluded from such distribution; and

                        (iii) The Company shall not be obligated to effect any registration of Common Shares under this Section 4 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans or incidental to the registration of any non-equity securities convertible into equity securities.

               (b) Except as otherwise prohibited by applicable law, the Company will pay all registration expenses in connection with any registration of Common Shares requested pursuant to this Section 4.





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         5.      MISCELLANEOUS.

                 (a) Except as otherwise expressly provided herein, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by the parties hereto. This Agreement supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors.

                 (b) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Georgia.

                 (c) The representations and warranties set forth herein shall survive the sale of the Note pursuant to this Agreement.


                                                 Very truly yours,

                                                 FISHER BUSINESS SYSTEMS, INC.



                                                 By:
                                                    ----------------------------
                                                     Larry Fisher, Chairman

                                                 "PURCHASER"



                                                 -------------------------------
                                                           (Signature)


                                                 -------------------------------
                                                       (Print or Type Name)


                                                 -------------------------------

                                                 -------------------------------
                                                            (Address)


                                                 -------------------------------
                                                    (Social Security Number)





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                                                                       EXHIBIT A


                                PROMISSORY NOTE

$_______
                                                                   _______, 199_


         FOR VALUE RECEIVED, the undersigned (hereafter referred to as "Maker"), promises to pay to the order of ______________ (hereafter referred to as "Payee"; Payee, and any subsequent holder(s) hereof, being hereafter referred to as "Holder"), at the address of Maker at 900 Circle 75 Parkway, Suite 1700, Atlanta, Georgia 30339, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of ____________________ DOLLARS ($______), together with interest on so much thereof as is from time to time outstanding and unpaid, at the rate hereinafter set forth, in lawful money of the United States of America, such principal and said interest to be paid in full on January 15, 1998. From and after the date hereof (until maturity, whether by acceleration or otherwise) interest on the outstanding principal indebtedness evidenced hereby shall accrue at the rate of seven percent (7.0%) per annum and shall be payable in arrears on the first day of each calendar quarter. Interest shall be computed on a simple interest basis.

         This note may be prepaid in whole or in part without premium or penalty.

         This note is the "Note" referred to in, and is entitled to the benefits of, the Note Purchase Agreement dated as of the date hereof by and between the Payee and the Maker, the terms of which by this reference are incorporated herein.

         At the election of the Payee, payment of principal and interest hereunder shall be made in shares of Common Stock of the Maker in accordance with the terms of the Note Purchase Agreement.

         It is hereby expressly agreed that should any default be made in the payment of any installment as stipulated above, then, and in such event, the principal indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice or demand to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on the outstanding principal balance of this Note from the date of any default hereunder and for so long as such default continues, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby as set forth herein, at the rate equal to twelve percent (12%) per annum. Time is of the essence of this Note.

         Presentment for payment, demand, protest and notice of demand, dishonor, protest and non-payment and all other notices are hereby waived. No failure to accelerate the debt evidenced hereby by reason of default, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Georgia; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Georgia.


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         If from any circumstances whatsoever, fulfillment of any provision of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH LAWS. THIS NOTE MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE ISSUER FOR ANY PURPOSES, EXCEPT IN TRANSACTIONS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF THIS NOTE SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE ISSUER.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

         IN WITNESS WHEREOF, Maker has executed this Note under seal on the date first above written.

                                                   "Maker"

                                                   FISHER BUSINESS SYSTEMS, INC.


                                                   By:
                                                      --------------------------
                                                      Larry Fisher, Chairman





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